UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2017
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 5, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). There were 871,992,506 shares of common stock represented either in person or by proxy at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The nine directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
William C. Ballard, Jr.	755,700,150	44,294,423	1,783,744	70,214,189
Richard T. Burke	758,028,204	41,917,911	1,832,202	70,214,189
Timothy P. Flynn	796,664,914	4,396,310	717,093	70,214,189
Stephen J. Hemsley	798,169,103	3,034,115	575,099	70,214,189
Michele J. Hooper	771,107,660	30,069,484	601,173	70,214,189
Rodger A. Lawson	797,132,470	3,949,904	695,943	70,214,189
Glenn M. Renwick	743,714,601	57,376,223	687,493	70,214,189
Kenneth I. Shine, M.D.	799,085,372	2,053,796	639,149	70,214,189
Gail R. Wilensky, Ph.D.	753,616,122	46,432,899	1,729,296	70,214,189

2.	Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
769,751,053	27,316,158	4,711,106	70,214,189

3.
Non-binding advisory vote regarding the frequency of holding future Say-on-Pay votes. The Company's shareholders voted by a non-binding advisory vote to hold future advisory votes on executive compensation on an annual basis based upon the following votes:

1 Year	2 Years	3 Years	Abstain
730,551,684	1,049,974	69,384,599	792,060

4.
Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified based upon the following votes:

For	Against	Abstain
860,917,480	9,816,412	1,258,614

5.	Shareholder proposal regarding lobbying disclosure. The shareholder proposal was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
199,994,300	597,004,946	4,779,071	70,214,189
After considering the shareholders' advisory vote results, the Company has determined that it will continue to hold a Say-on-Pay vote annually.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors